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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): February 20, 2004


                            CAS MEDICAL SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                        0-13839                06-1123096
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(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)



              44 EAST INDUSTRIAL ROAD, BRANFORD, CONNECTICUT 06405
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (203) 488-6056


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) Exhibits - The following exhibit is filed as part of this report:

              99.1   Press Release dated February 20, 2004.


Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On February 20, 2004, CAS Medical Systems, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the results of operations and financial condition for the three months and fiscal year ended December 31, 2003.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CAS MEDICAL SYSTEMS, INC.


Date:  February 20, 2004                  By:   /s/ Jeffery A. Baird
                                               ---------------------------------
                                                Jeffery A. Baird
                                                Chief Financial Officer
                                                and Principal Accounting Officer